Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ John S. Alphin
John S. Alphin

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ Jamie J. Ashton
Jamie J. Ashton

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ Patrick J. Bartels, Jr.
Patrick J. Bartels, Jr.

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ Robert D. George
Robert D. George

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ Cynthia P. Moehring
Cynthia P. Moehring

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Flavia B. Landsberg, Philip C. Garofolo and William L. O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 21st day of March, 2024.

/s/ Richard J.C. Topping
Richard J.C. Topping